                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1



Section 7.3 Indenture                                                          Distribution Date:                        5/17/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
       $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       896,000.00
            Class B Note Interest Requirement                        92,711.11
            Class C Note Interest Requirement                       166,400.00
                      Total                                       1,155,111.11

       Amount of the distribution allocable to the interest on the Notes per
       $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.06667
            Class B Note Interest Requirement                          1.32444
            Class C Note Interest Requirement                          1.84889

(iii) Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                                                             By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President


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